UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Filed by Oracle Corporation

Pursuant to Rule 14a-12

Under the Securities Exchange Act of 1934

Subject Company: Phase Forward Incorporated

Commission File No.: 000-50839

Oracle Buys Phase Forward

Expands Oracle’s Solutions for the Life Sciences and Healthcare Industries

Redwood Shores, Calif. – April 16, 2010

Oracle announced today that it has agreed to acquire Phase Forward (NASDAQ: PFWD), a leading provider of applications for life sciences companies and healthcare providers, through a cash merger for $17.00 per share, or approximately $685 million.

Phase Forward’s SaaS-based Integrated Clinical Research Suite manages clinical development and safety processes from Phase 1 clinical trials through regulatory submission and post-approval monitoring. Adding complementary assets to Oracle Health Sciences, the combination is expected to enable researchers, clinical development professionals, physicians, regulators and patients to more effectively and securely capture, contribute, access and share data. The acquisition of Phase Forward is consistent with Oracle’s strategy to provide mission-critical applications for key industries.

Phase Forward management and employees are expected to join Oracle as part of the Oracle Health Sciences Global Business Unit. The transaction is subject to stockholder and regulatory approval and other customary closing conditions and is expected to close in mid 2010.

“The life sciences and healthcare industries are converging as they seek to control costs while accelerating patient-centered innovation,” said Neil de Crescenzo, Senior Vice President and General Manager, Oracle Health Sciences. “Phase Forward brings outstanding products and employees with significant expertise to Oracle that will help enable the delivery of personalized medicine and value-based healthcare.”

“Deployed in over 10,000 clinical trials, Phase Forward’s software has been used successfully by hundreds of customers to accelerate innovation in drug development and patient care delivery,” said Bob Weiler, Chairman, President and CEO, Phase Forward. “We look forward to combining our complementary wealth of experience with Oracle Health Sciences.”

About Oracle

Oracle is the world’s most complete, open, and integrated business software and hardware systems company. For more information about Oracle, please visit our Web site at http://www.oracle.com.

Trademarks

Oracle and Java are registered trademarks of Oracle Corporation and/or its affiliates. Other names may be trademarks of their respective owners.

Cautionary Statement Regarding Forward-Looking Statements

This press release contains certain forward-looking statements about Oracle and Phase Forward, including statements that involve risks and uncertainties concerning Oracle’s proposed acquisition of Phase Forward, anticipated product information, estimates of future results of operations and general business outlook. When used in this press release, the words “anticipates”, “estimates”, “may”, “can”, “will”, “believes”, “expects”, “projects”, “intends”, “likely”, similar expressions and any other statements that are not historical facts are intended to identify those assertions as forward-looking statements. Any such statement may be influenced by a variety of factors, many of which are beyond the control of Oracle or Phase Forward, that could cause actual outcomes and results to be materially different from those projected, described, expressed or implied in this press release due to a number of risks and uncertainties. Potential risks and uncertainties include, among others, the possibility that the transaction will not close or that the closing may be delayed, the anticipated synergies of the combined companies may not be achieved after closing, the combined operations may not be successfully integrated in a timely manner, if at all, general economic conditions in regions in which either company does business, and the possibility that Oracle or Phase Forward may be adversely affected by other economic, business, and/or competitive factors. Accordingly, no assurances can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do so, what impact they will have on the results of operations or financial condition of Oracle or Phase Forward.

In addition, please refer to the documents that Oracle and Phase Forward, respectively, file with the Securities and Exchange Commission (the “SEC”) on Forms 10-K, 10-Q and 8-K. These filings identify and address other important factors that could cause Oracle’s and Phase Forward’s respective financial and operational results to differ materially from those contained in the forward-looking statements set forth in this document. You are cautioned to not place undue reliance on forward-looking statements, which speak only as of the date of this report. Neither Oracle nor Phase Forward is under any duty to update any of the information in this release.

Additional Information about the Merger and Where to Find It

In connection with the proposed merger, Phase Forward will file a proxy statement with the SEC. Additionally, Phase Forward and Oracle will file other relevant materials in connection with the proposed acquisition of Phase Forward by Oracle pursuant to the terms of an Agreement and Plan of Merger by and among Oracle, Pine Forward Acquisition Corporation, a wholly-owned subsidiary of Oracle, and Phase Forward. The materials to be filed by Phase Forward with the SEC may be obtained free of charge at the SEC’s web site at www.sec.gov. Investors and security holders of Phase Forward are urged to read the proxy statement and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed merger because they will contain important information about the merger and the parties to the merger.

Oracle, Phase Forward and their respective directors, executive officers and other members of its management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of Phase Forward stockholders in connection with the proposed merger. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of certain of Oracle’s executive officers and directors in the solicitation by reading the proxy statement and other relevant materials filed with the SEC when they become available. Information concerning the interests of Phase Forward’s participants in the solicitation, which may, in some cases, be different than those of Phase Forward’s stockholders generally, is set forth in the materials filed with the SEC on Form 10-K and will be set forth in the proxy statement relating to the merger when it becomes available.

Contact Info

Karen Tillman

Oracle

+1.650.607.0326

karen.tillman@oracle.com

Filed by Oracle Corporation

Pursuant to Rule 14a-12

Under the Securities Exchange Act of 1934

Subject Company: Phase Forward Incorporated

Commission File No.: 000-50839

ORACLE

PHASE FORWARD

Overview and Frequently Asked Questions

Overview

Oracle Buys Phase Forward

Expands Oracle’s solutions for the life sciences and healthcare industries

On April 16, 2010, Oracle announced that it has agreed to acquire Phase Forward, a leading provider of applications for life sciences companies and healthcare providers. The proposed transaction is subject to Phase Forward stockholder approval, regulatory approval and other customary closing conditions. Until the transaction closes, each company will continue to operate independently, and it is business as usual.

The life sciences and healthcare industries continue to focus on improving patients’ health and medical outcomes while addressing the cost of healthcare. With the addition of Phase Forward, Oracle expects to help health sciences customers better capture, access, manage and share clinical research and development and medical data. Customers are expected to gain greater insight into patient outcomes during drug development and during the provision of healthcare services. The complementary combination of Phase Forward and Oracle products is expected to accelerate the delivery of innovative therapies to patients and help control healthcare costs.

Phase Forward management and employees are expected to join Oracle as a part of the Oracle Health Sciences global business unit, ensuring the continuity of products and services delivery for Phase Forward customers, and bringing significant domain expertise to Oracle. Oracle’s ability to deliver Health Sciences SaaS-based offerings will accelerate as a result of the addition of Phase Forward’s capabilities.

Expected benefits for Health Sciences customers after the close of the transaction include the following:

Provides greater transparency into patient outcomes for value-based healthcare

Speeds time to market for drugs and therapies

Improves data management, aggregation and analysis

Provides greater choice with on-premise or SaaS-based offerings

PRODUCT OVERVIEW AND STRATEGY

What is the rationale for this acquisition?

The Health Sciences industry must become more efficient while accelerating patient-centered innovation. Due to economic and legislative pressures, health sciences organizations are seeking ways to contain costs, while increased regulatory scrutiny is requiring greater investment in safety monitoring during and after market approval. Optimized patient care is being impeded by paper-based or unstructured data capture. In addition, health sciences organizations are faced with a growing number of viable therapies and devices that need to be brought to market quickly while ensuring a more targeted application.

A modern, standards-based IT infrastructure will help life sciences and healthcare customers address the quality, cost and data access issues needed to speed safe therapies to patients. Merging clinical data with care delivery information is expected to better support personalized medicine, enable patient-centered innovation and better engage patients in their own care. In addition, the efficient

ORACLE

2 use and reuse of clinical development and healthcare delivery data is expected to promote value-based healthcare ensuring the best care for the patient.

How does Phase Forward fit into Oracle’s Health Sciences strategy?

Oracle Health Sciences provides clinical study design, clinical trial and healthcare data management, clinical and healthcare analytics and healthcare interoperability solutions. Phase Forward’s life sciences and healthcare software streamlines the collection, management and analysis of medical data and safety information. Phase Forward’s offerings, combined with Oracle’s Health Sciences applications, are expected to allow researchers, developers, physicians, regulators and patients to more efficiently and securely contribute, capture, access and share data from drug development through patient care. Pharmaceutical and biotech companies, medical device firms, contract research organizations, regulators and healthcare providers can use this infrastructure to help improve patient care and to deliver safe therapies more quickly and efficiently to market.

CUSTOMERS AND PARTNERS

How is the transaction between Oracle and Phase Forward expected to benefit Phase Forward customers?

Phase Forward customers are expected to benefit from Oracle’s health sciences industry solutions that support processes that span life sciences and healthcare. The combination of Phase Forward and Oracle technology is expected to result in a more comprehensive offering and better integration of clinical development with research discovery, clinical management, manufacturing, financials and sales and marketing applications. Customers also benefit from an increase in investment in research and development and better access and reach through Oracle’s global support and services organizations.

How is the transaction expected to benefit partners?

Assuming the transaction closes, Phase Forward solutions are expected to become the foundation for Oracle’s Health Sciences SaaS-based solutions. This will give partners the opportunity to broaden their offerings to life sciences and healthcare customers. Oracle partners are expected to benefit from improved access, support and training for Phase Forward products and solutions.

Phase Forward partners are expected to benefit from Oracle’s increased support of Phase Forward partners and increased investment in the combined solutions. Both companies’ partners are expected to benefit from the complementary solutions that provide an opportunity to increase business value and drive down the total cost of ownership through a modern integrated, standards-based solution that supports the convergence of life sciences and healthcare.

BUSINESS CONTINUITY

Can I still purchase Phase Forward products?

Yes. Until the transaction closes, Phase Forward continues to operate as a separate business. Please contact your existing Phase Forward sales representative to assist you, or visit www.phaseforward.com for contact information.

How is this expected to impact Phase Forward’s product roadmap?

Oracle plans to support customers’ investments in Phase Forward products, which will become a component of Oracle’s Health Sciences industry applications portfolio. Research and development investments in Phase Forward solutions are expected to increase after the closing as it will then be able to leverage Oracle’s $2.8 billion R&D budget.

Should Phase Forward customers continue to call Phase Forward customer support?

Yes. Until the transaction closes, Phase Forward continues to operate as a separate business. Phase Forward customers should continue to use existing Phase Forward contacts for support, professional services and sales to address immediate and ongoing needs. We will communicate all changes and transitions well in advance through these familiar channels.

Should Phase Forward customers continue to contact their Phase Forward sales representative?

Yes. Until the transaction is complete, Phase Forward continues to operate as a separate business and, until further advised, customers should continue to rely on existing relationships.

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3

How is this acquisition expected to impact any existing project, deployment, or services engagements?

It is not expected that this transaction will impact any existing project, deployment or services engagements.

Will training on Phase Forward products continue?

Yes. Until the transaction is complete, Phase Forward continues to operate as a separate business. After the closing, we plan to combine Phase Forward’s education program with Oracle University. We want to ensure that our customers’ software provides the best possible service for their organizations, and we know excellent training is critical to reach that goal.

How does Oracle plan to maintain Phase Forward’s industry and domain expertise?

Phase Forward management and employees are expected to join the Oracle Health Sciences global business unit. The acquisition of Phase Forward demonstrates Oracle’s commitment to providing complete, open and integrated systems. Phase Forward employees will bring industry, product and services knowledge and expertise and are integral in the execution of our plans to grow Oracle’s Health Sciences business.

How will Oracle provide for a smooth integration of the two companies?

Oracle is experienced with integrating companies quickly and efficiently. Oracle is focused on customer and partner satisfaction and plans to provide a smooth transition without customer and partner disruption. After the transaction closes, Oracle will provide dedicated personnel from key functional areas for the Phase Forward integration and utilize proven templates and processes for repeatable success in integration. We will communicate regularly throughout this process to keep our customers, partners and employees well informed.

When is the acquisition expected to close?

The transaction is subject to Phase Forward stockholder approval, regulatory approval and other customary closing conditions. We expect the transaction to close in mid 2010.

Where can I find out more information about the proposed Oracle and Phase Forward combination?

For more information, please visit oracle.com/phaseforward or phaseforward.com/oracle.

Cautionary Statement Regarding Forward-Looking Statements

This document contains certain forward-looking statements about Oracle and Phase Forward, including statements that involve risks and uncertainties concerning Oracle’s proposed acquisition of Phase Forward, anticipated product strategy and information, expected partner and customer benefits and general business outlook. When used in this press release, the words “anticipates”, “estimates”, “may”, “can”, “will”, “believes”, “expects”, “projects”, “intends”, “likely”, similar expressions and any other statements that are not historical facts are intended to identify those assertions as forward-looking statements. Any such statement may be influenced by a variety of factors, many of which are beyond the control of Oracle or Phase Forward, that could cause actual outcomes and results to be materially different from those projected, described, expressed or implied in this press release due to a number of risks and uncertainties. Potential risks and uncertainties include, among others, the possibility that the transaction will not close or that the closing may be delayed, the anticipated synergies of the combined companies may not be achieved after closing, the combined operations may not be successfully integrated in a timely manner, if at all, general economic conditions in regions in which either company does business, and the possibility that Oracle or Phase Forward may be adversely affected by other economic, business, and/or competitive factors. Accordingly, no assurances can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do so, what impact they will have on the results of operations or financial condition of Oracle or Phase Forward.

In addition, please refer to the documents that Oracle and Phase Forward, respectively, file with the Securities and Exchange Commission (the “SEC”) on Forms 10-K, 10-Q and 8-K. These filings identify and address other important factors that could cause Oracle’s and Phase Forward’s respective financial and operational results to differ materially from those contained in the forward-looking statements set forth in this document. You are cautioned to not place undue reliance on forward-looking statements, which speak only as of the date of this report. Neither Oracle nor Phase Forward is under any duty to update any of the information in this release.

Additional Information about the Merger and Where to Find It

In connection with the proposed merger, Phase Forward will file a proxy statement with the SEC. Additionally, Phase Forward and Oracle will file other relevant materials in connection with the proposed acquisition of Phase Forward by Oracle pursuant to the terms of an Agreement and Plan of Merger by and among Oracle, Pine Acquisition Corporation, a wholly-owned subsidiary of Oracle, and Phase Forward. The materials to be filed by Phase Forward with the SEC may be obtained free of charge at the SEC’s web site at www.sec.gov. Investors and security holders of Phase Forward are urged to read the proxy statement and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed merger because they will contain important information about the merger and the parties to the merger.

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4

Oracle, Phase Forward and their respective directors, executive officers and other members of its management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of Phase Forward stockholders in connection with the proposed merger. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of certain of Oracle’s executive officers and directors in the solicitation by reading the proxy statement and other relevant materials filed with the SEC when they become available. Information concerning the interests of Phase Forward’s participants in the solicitation, which may, in some cases, be different than those of Phase Forward’s stockholders generally, is set forth in the materials filed with the SEC on Form 10-K and will be set forth in the proxy statement relating to the merger when it becomes available.

ORACLE

Copyright © 2010, Oracle and/or its affiliates. All rights reserved. Oracle and Java are registered trademarks of Oracle and/or its affiliates. Other names may be trademarks of their respective owners. 1000XXXX

Filed by Oracle Corporation

Pursuant to Rule 14a-12

Under the Securities Exchange Act of 1934

Subject Company: Phase Forward Incorporated

Commission File No.: 000-50839

ORACLE PHASE FORWARD

Oracle Buys Phase Forward

Expands Oracle’s solutions for the life sciences and healthcare industries

April 16, 2010

Oracle is currently reviewing the existing Phase Forward product roadmap and will be providing guidance to customers in accordance with Oracle’s standard product communication policies. Any resulting features and timing of release of such features as determined by Oracle’s review of Phase Forward’s product roadmap are at the sole discretion of Oracle. All product roadmap information, whether communicated by Phase Forward or by Oracle, does not represent a commitment to deliver any material, code, or functionality, and should not be relied upon in making a purchasing decision. It is intended for information purposes only, and may not be incorporated into any contract.

Cautionary Statement Regarding Forward-Looking Statements

This document contains certain forward-looking statements about Oracle and Phase Forward, including statements that involve risks and uncertainties concerning Oracle’s proposed acquisition of Phase Forward, anticipated product information and strategy, benefits of the acquisition to customers and others in the industry and general business outlook. When used in this document, the words “can”, “will”, “expects”, “is expected”” similar expressions and any other statements that are not historical facts are intended to identify those assertions as forward-looking statements. Any such statement may be influenced by a variety of factors, many of which are beyond the control of Oracle or Phase Forward, that could cause actual outcomes and results to be materially different from those projected, described, expressed or implied in this document due to a number of risks and uncertainties. Potential risks and uncertainties include, among others, the possibility that the transaction will not close or that the closing may be delayed, the anticipated synergies and benefits of the combined companies may not be achieved after closing, the combined operations may not be successfully integrated in a timely manner, if at all, general economic conditions in regions in which either company does business, and the possibility that Oracle or Phase Forward may be adversely affected by other economic, business, and/or competitive factors. Accordingly, no assurances can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do so, what impact they will have on the results of operations or financial condition of Oracle or Phase Forward.

In addition, please refer to the documents that Oracle and Phase Forward, respectively, file with the Securities and Exchange Commission (the “SEC”) on Forms 10-K, 10-Q and 8-K. These filings identify and address other important factors that could cause Oracle’s and Phase Forward’s respective financial and operational results to differ materially from those contained in the forward-looking statements set forth in this document. You are cautioned to not place undue reliance on forward-looking statements, which speak only as of the date of this document. Neither Oracle nor Phase Forward is under any duty to update any of the information in this document.

ORACLE

Additional Information about the Merger and Where to Find It

In connection with the proposed merger, Phase Forward will file a proxy statement with the SEC. Additionally, Phase Forward and Oracle will file other relevant materials in connection with the proposed acquisition of Phase Forward by Oracle pursuant to the terms of an Agreement and Plan of Merger by and among Oracle, Pine Acquisition Corporation, a wholly-owned subsidiary of Oracle, and Phase Forward. The materials to be filed by Phase Forward with the SEC may be obtained free of charge at the SEC’s web site at www.sec.gov. Investors and security holders of Phase Forward are urged to read the proxy statement and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed merger because they will contain important information about the merger and the parties to the merger.

Oracle, Phase Forward and their respective directors, executive officers and other members of its management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of Phase Forward stockholders in connection with the proposed merger. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of certain of Oracle’s executive officers and directors in the solicitation by reading the proxy statement and other relevant materials filed with the SEC when they become available. Information concerning the interests of Phase Forward ’s participants in the solicitation, which may, in some cases, be different than those of Phase Forward ’s stockholders generally, is set forth in the materials filed with the SEC on Form 10-K and will be set forth in the proxy statement relating to the merger when it becomes available.

ORACLE

What We Are Announcing

Oracle acquires Phase Forward

Oracle to purchase Phase Forward for $17.00 per share, subject to required approvals

Transaction expected to close mid-2010

Phase Forward is a leading provider of applications for life sciences companies and healthcare providers

Over 335 customers, including top pharmaceutical and biotech companies, medical device firms, academic medical centers, contract research organizations and regulatory agencies

Used in more than 10,000 clinical trials with over 1 million trial study participants

Oracle Health Sciences and Phase Forward products are expected to accelerate the delivery of innovative therapies to patients and help control healthcare costs

Allows researchers, clinical development professionals, physicians, regulators and patients to more cost-effectively and securely contribute, access and share data

Speeds the time to market of new therapies by facilitating adaptive trials

Increases the efficiency of study recruitment, monitoring and analysis

Provides greater insight into patient outcomes and safety during clinical trials and post-market surveillance

Phase Forward management and employees expected to join Oracle as a part of the Oracle Health Sciences Global Business Unit

ORACLE

Strategic Importance to Oracle

The life sciences and healthcare industry must control costs while accelerating patient-centered innovation

Legislative and economic pressures are forcing healthcare providers to lower costs

Pharmaceutical, biotech and medical device manufacturers need to speed a growing number of viable therapies and devices to market

Paper-based or unstructured data capture impedes the reuse of medical data

Regulatory scrutiny is increasing the cost of clinical trials and post-approval monitoring

A standards-based IT infrastructure will help improve access, quality and cost

Connects researchers, regulators, physicians and patients to speed innovation, better engage patients in their own care and support the trend toward personalized healthcare

Merges clinical trial and care delivery data to enable the development of targeted therapies

Streamlines the process of drug discovery through care delivery and management

Together Oracle and Phase Forward will help support innovation, deliver personalized medicine and control costs

Oracle Health Sciences provides clinical study design, clinical trial and healthcare data management, clinical and healthcare analytics and healthcare interoperability solutions

Phase Forward’s SaaS-based software streamlines the collection, management, and analysis of data from clinical development through care delivery

ORACLE

Life Sciences and Healthcare are Converging to Deliver Personalized, Value-Based Healthcare

Personalized Healthcare

Translational Medicine

Targeted Therapies

“Precision” Healthcare

Patient Care and Disease Mgmt

DNA chemistry and advanced technology

Analytics

“Evidence Based” Healthcare

Increased regulation and efficacy standards

Safety and Pharmacovigilance

Imaging and Genomics

“Managed” Healthcare

Electronic Data Capture

Electronic Medical Records

“Trial & Error” Healthcare

Mass-production and distribution of drugs begins

Paper based records

Paper based system

LIFE SCIENCES

HEALTHCARE

ORACLE

Combination will Streamline Processes and Provide Greater Insight Across Health Sciences

Insights

Innovation

Value

Removes barriers between functional silos

Lowers the cost of drug development

Supports translational medicine to bring new therapies to patients more quickly

Improves patient safety end-to-end

Delivers targeted therapies and more personalized care

Supports value-based healthcare

R&D Productivity

Translational Medicine

Quality & Safety

Personalized Care

Drug Discovery

Drug Development

Clinical Research

Care Delivery

Care Management

HEALTH SCIENCES

ORACLE

Phase Forward’s Integrated Clinical Research Suite

Manages clinical development data and safety processes from Phase 1 through regulatory submission and post-approval monitoring

SaaS-based offerings give customers more choices for software deployment

eClinical

Suite Design & Standards

Data Capture & Management

Interactive Response Technology

ePRO & Late Phase

Coding

Phase I Clinic Automation

Clinical Development Center

Clinical Data Repository

Statistical Control Environment

Data

Analysis

Reporting

Lab Information Mgmt Systems (LIMS)

Specimen Mgmt (Bio-Banking)

Safety

Safety Reporting

Clinical Trial Signal Detection

Safety Surveillance

ORACLE

ORACLE CONFIDENTIAL

Phase Forward has Demonstrated Success with Customers that Span Health Sciences

Pharmaceutical	Biotech	CROs	Government & Regulatory	Medical Devices	Medical Centers
Allergan	Aerovance	Everest	U.K. Medicines and Healthcare Prods. Regulatory Agency (MHRA)	Bausch & Lomb	Aurum Institute for Health Research
Alliance Pharma	Alexion	ICON	U.S. Center for Disease Control	Biotronik	Cancer Research UK
AstraZeneca Pharmaceuticals	Asklep	Medpace	U.S. Department of Defense (DoD)	Boston Scientific	Children's Hospital Boston
Bayer Healthcare	Atherogenics	Novella	U.S. Food & Drug Administration (FDA)	Brainsgate	Children's Hospital of Philadelphia
Eli Lilly &Company	Celgene	Onmicare		CardioDynamics International	Dana Farber Cancer Institute
Forest Laboratories	Genzyme	PAREXEL		Conceptus	Duke Clinical Research Institute
GlaxoSmithKline	Merck Serono	Prologue		GE Healthcare	Guandong University
Inst. de Recherches Internationales	Morphotek	Quintiles		Medtronic	Harvard Clinical Research Institute
Servier	Theravance	RTI		Philips Oral Healthcare	Massachusetts General Hospital
Merck & Co	United Therapeutics	SGS		Q-MED AB	Mayo Clinic College of Medicine
Mitsubishi Tonabe		Veristat		Stryker Biotech	National Health & Medical Research Council
Novartis					
Orexigen					
Otsuka America					
Reckitt Benckiser					
sanofi-aventis					
Takeda					
Procter & Gamble					

Source: Customer list from Phase Forward10K
CROs = Contract Research Organizations

9

Oracle Health Sciences Post-Close Portfolio

Health Sciences

Life Sciences Healthcare

Life Sciences and Healthcare Analytics Safety, Pharmacovigilance & Risk Management Signal Detection

Interactive Response Tech Clinical Trial Mgmt Electronic Data Capture & Patient Reported Outcomes Coding & Thesaurus Mgmt

Healthcare Interoperability Terminology Management HC Master Person Index Specimen Management (Bio-Banking)

Phase 1 Clinic Automation

Lab Info Management Systems (LIMS)

Health Sciences Integration & Data Management

Clinical Dev Center Life Science Data Hub Healthcare Data Mgmt

Promotes innovation through focused Health Sciences investment

Supports Clinical Development through Patient Care

Increases efficiencies and security

Accelerates adoption of standards-based IT

Reduces total cost of ownership

Oracle

Combination to Deliver Health Sciences Portfolio with Multiple Deployment Options

Customer Benefits

Supports processes that span life sciences and healthcare

Greater transparency into patient outcomes for value-based healthcare

Speeds time to market for drugs and therapies

Improves data management, aggregation and analysis

Lowers total cost of ownership

Provides greater choice with on-premise or SaaS offerings

Increases domain expertise and investment in health sciences solutions

Pharma/ Patients Biotech

CROs

ORACLE

PHASE Forward

Hospitals

accelerates delivery of innovative therapies to patients and helps control healthcare costs

Flexible, Open and Integrated Integrated Analytics Best Practice Business Logic Health Sciences Data Model

Medical Centers

Bio-banks

Regulators

Clinics

ORACLE

ORACLE

Filed by Oracle Corporation

Pursuant to Rule 14a-12

Under the Securities Exchange Act of 1934

Subject Company: Phase Forward Incorporated

Commission File No.: 000-50839

ORACLE®

Neil de Crescenzo

Senior Vice President and General Manager Health Sciences Global Business Unit

What We Are Announcing

• Oracle acquires Phase Forward

• Oracle to purchase Phase Forward for $17.00 per share, subject to required approvals

• Transaction expected to close mid-2010

• Phase Forward is a leading provider of applications for life sciences companies and healthcare providers

• Over 335 customers, including top pharmaceutical and biotech companies, medical device firms, academic medical centers, contract research organizations and regulatory agencies

• Used in more than 10,000 clinical trials with over 1 million trial study participants

• Oracle Health Sciences and Phase Forward products are expected to accelerate the delivery of innovative therapies to patients and help control healthcare costs

• Allows researchers, clinical development professionals, physicians, regulators and patients to more cost-effectively and securely contribute, access and share data

• Speeds the time to market of new therapies by facilitating adaptive trials

• Increases the efficiency of study recruitment, monitoring and analysis

• Provides greater insight into patient outcomes and safety during clinical trials and post-market surveillance

• Phase Forward management and employees expected to join Oracle as a part of the Oracle Health Sciences Global Business Unit

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2

Strategic Importance to Oracle

• The life sciences and healthcare industry must control costs while accelerating patient-centered innovation

• Legislative and economic pressures are forcing healthcare providers to lower costs

• Pharmaceutical, biotech and medical device manufacturers need to speed a growing number of viable therapies and devices to market

• Paper-based or unstructured data capture impedes the reuse of medical data

• Regulatory scrutiny is increasing the cost of clinical trials and post-approval monitoring

• A standards-based IT infrastructure will help improve access, quality and cost

• Connects researchers, regulators, physicians and patients to speed innovation, better engage patients in their own care and support the trend toward personalized healthcare

• Merges clinical trial and care delivery data to enable the development of targeted therapies

• Streamlines the process of drug discovery through care delivery and management

• Together Oracle and Phase Forward help support innovation, deliver personalized medicine and control costs

• Oracle Health Sciences provides clinical study design, clinical trial and healthcare data management, clinical and healthcare analytics and healthcare interoperability solutions

• Phase Forward’s SaaS-based software streamlines the collection, management, and analysis of data from clinical development through care delivery

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3

About Oracle Corporation

Scale and Leadership

•$24.2B in revenue on a trailing twelve-month basis*

•370,000 customers in 145 countries

•30,000 partners

•106,000 employees globally

•Oracle technology can be found in nearly every industry, and in the data centers of 100 of the Fortune Global 100 companies

Innovation and Investment

• Close to $40B on more than 60 strategic acquisitions, since 2005

•#1 in 50 product or industry categories

•Over 10 million developers in Oracle online communities

ORACLE®

* Revenue represents March 1, 2009 – February 28, 2010 4

Complete, Open, Integrated Systems

Applications

Middleware

Database

Operating System

Virtual Machine

Servers

Storage

Customer Benefits:

• Open and standards-based

• Innovation delivered faster

• Better performance, reliability, security

• Shorter deployment times

• Easier to manage and upgrade

• Lower cost of ownership

• Reduced change management risk

• One-stop support

• Reduced down time

ORACLE®

5

Oracle’s Health Sciences Application Strategy

Complete Open Integrated

Comprehensive Standards-Based Designed to Industry Portfolio Architecture Work Together

More Value More Choice More Flexibility Less Complexity Less Risk Less Cost

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Health Sciences Global Business Unit (GBU)

Dedicated operating business within Oracle – “company within a company”

• Focused on the Health Sciences industry:

• Includes Life Sciences and Healthcare

• Maintains industry focus and domain expertise

• Sustain and increase momentum within the Health Sciences segment

• Lead by Neil de Crescenzo, Senior Vice President & General Manager

• Operates within Oracle…

• Standalone organization; effectively a “company within a company”

• Includes Product Strategy, Development, Sales, Consulting, Support and Marketing

• Accountable for Business Unit P&L

• …while benefiting from Oracle’s scale and resources

• World-class Oracle support

• Global recognition of the Oracle brand

• Oracle operational expertise and back-office infrastructure

• Work together as One Team

• Lead with the Industry solutions to drive overall Oracle Apps and Tech business

• Go to market with high performing sales and services professionals

• Enhance Health Sciences solutions with Oracle technologies and R&D expertise

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Industry Solutions Help Drive Growth

Expanding industry-specific applications

2005 — 2006 — 2007 — 2008 — 2009 — 2010

ORACLE RETAIL	Retek Apr'05; ProfitLogic Jul'05; 360Commerce Jan'06; advanced visual technology Sep'08
ORACLE FINANCIAL SERVICES	i-flex Nov'05; MANTAS Oct'06
ORACLE COMMUNICATIONS	PORTAL Sept'06; METASOLV SOFTWARE Dec'06; netsure Active Network Optimisation Sep'07; Net4Call, hotsip May'08(re-org); Sun Apr'09; SOPHOI Oct '09; convergin Feb '10
ORACLE UTILITIES	SPL Nov'06; LODESTAR Jun'07
ORACLE INSURANCE	AdminServer Jun'08; Aug'08
ORACLE HEALTH SCIENCES	FORMED INTERNALLY Jun'08; RELSYS Mar '09; Sun Apr'09; Conformia Jun '09; PHASE•FORWARD (pending)
ORACLE PRIMAVERA	PRIMAVERA Oct '08

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Oracle Acquisitions since 2005

Applications ORACLE® COMMUNICATIONS PORTAL converging netsure Active Network Hotship SOPHOI

ORACLE® FINANCIAL SERVICES i-flex mantas

ORACLE® HEALTH SCIENCES (pending) RELSYS Conformia

ORACLE® INSURANCE AdminServer Skywire

ORACLE® RETAIL Retek ProfitLogic 360 Commerce

ORACLE® UTILITES SPL LODESTAR

PeopleSoft® Siebel PRIMAVERA Demantra agile

JDEDWARDS haley GLOBAL KNOWLEDGE SOFTWARE

Work LogicalApps Conformia REVENUE TECHNOLOGIES GLOG

Middleware Middleware Platform and Management Bea java TANGOSOL AmberPoint Pending

Business Intelligence SIEBEL Data Integration GOLDENGATE Sunopsis SYSTEMS

Identity & Access Management THOR oblix BRIDGESTREAM

Performance Management Hyperion Interface Systems HypeRoll

Enterprise Content Management STELLEN context media Captivation

Databases MySQL Sun InnoDB com SLEEPYCAT SOFTWARE TRIPLEHOP TimesTen

Operating Systems & virtual Machine Operating Systems SOLARIS Sun Systems Management Auptyma The Peak of Performance Sun Moniforce Active Reasoning mValent ClearApp Virtual Machines Virtualiron Sun

Servers & Storage Sun Storagetek

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Employee Integration Philosophy

• Recognition

• Combination endorses Phase Forward’s innovation and customer success

• Alignment with Oracle will help ensure ongoing innovation and growth opportunities

• Speed

• Quickly communicating the plan to employees, partners, and customers

• Specialization

• Draw on domain expertise for continued development of combined products, marketing, sales, consulting and support

• A number of acquired companies’ employees are in leadership positions at Oracle

• Steve Au Yeung (SVP – Asia Pacific)………………………………………….bea Think liquid

• Bhaskar Gorti (SVP & GM – Communications Global Business Unit) ……PORTAL

• Rajesh Hukku (SVP & GM – Financial Services Global Business Unit) ….i-flex

• Duncan Angove (SVP & GM – Retail Global Business Unit)……………….Retek

• Mark Sunday (SVP & CIO) ………….…SIEBEL

• John Fowler (EVP – Systems)………………………………………………Sun

• Paco Aubrejuan (GVP – PeopleSoft Enterprise)…………………PeopleSoft.

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What to Expect Going Forward

• Public announcement today

• April 16, 2010

• Communications with all stakeholders

• Ongoing communications with customers, partners, resellers and employees

• Complete transaction

• Companies remain separate and independent until the close of the transaction

• Expected to close in the first half of 2010

• More information can be found at

• oracle.com/phaseforward

• Email questions to: OracleAcquisition@phaseforward.com

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